               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934

  Date of Report (Date of earliest event reported) May 29, 1996

                 CUMBERLAND HEALTHCARE, L.P. I-A
      (Exact name of registrant a specified in its charter)

     Delaware            0-16415             59-2660778
     (State or other     (Commission         (I.R.S. Employer
     jurisdiction of     File Number)        Identification No.)
     incorporation)

       880 Carillon Parkway, St. Petersburg, Florida 33716
            (Address of Principal executive offices)

          Registrant's telephone number (813) 573-3800

            INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable

Item 2. The Registrant entered into the Purchase Agreement with Life Care Centers of America, Inc. ("LCCA") on August 4, 1995 and
a First Amendment to Purchase and Sale Agreement with LCCA on March 11, 1996, pursuant to which LCCA agreed to purchase six nursing homes and the Registrant's interest as lessee under a ground lease for one other home (collectively the "LCCA Homes"). LCCA was leasing these homes from the Registrant. The purchase price was $17,900,000. The transaction was consummated on May 29, 1996. The LCCA Homes consist of the 99-bed Sun City Convalescent Center (the "Sun City Facility") in Sun City, California, the 99-bed Bel Tooren Villa Convalescent Hospital in Bellflower, California, the 59-bed Norwalk Villa Convalescent Hospital in Norwalk, California, the 59-bed Rimrock Villa Convalescent Hospital (the "Rimrock Facility") in Barstow, California, the lease interest in the 99-bed Imperial Convalescent Hospital in La Mirada, California, the 158-bed Mirada Hills Rehabilitation and Convalescent Hospital in La Mirada, California, and the 87-bed La Habra Convalescent Hospital in La
Habra, California.   All of the LCCA Homes were leased from the
Registrant by LCCA prior to the sale. The purchase price paid by LCCA was as follows:

     (a) LCCA assumed the indebtedness secured by a mortgage on the Rimrock Facility as of the closing date. The balance due on indebtedness as of closing was $1,263,431.

     (b) LCCA delivered a purchase money note in the amount of $1,000,000 guaranteed by its principal shareholder, Forrest L. Preston, to the Registrant (the "LCCA Note"). The LCCA Note matures on the fifth anniversary of its issuance but may be accelerated at the option of the Partnership at the end of two years. A portion of the accrued interest is payable monthly and the balance is due on the maturity of the LCCA Note. However, if the Registrant exercises its right to call the LCCA Note after two years, the accrued interest which would otherwise be due at maturity will be cancelled. The LCCA Note may be prepaid in full at any time by LCCA.

     (c) The balance of the purchase price ($15,636,569) was paid in cash at closing by federal funds wire transfer to the Registrant ($1,829,930 of which was used by the Registrant to satisfy outstanding indebtedness secured by the Sun City Facility).

     After the closing, the Registrant's remaining nursing homes consist of a 99-bed facility known as the Pacific Palms Skilled Nursing Hospital (f/k/a Rancho Los Padres Convalescent Hospital) in Norwalk, California which is operated by the Partnership, a 99-bed facility known as the Paramount Chateau Convalescent Hospital in Paramount, California which is operated by the Partnership, a 99% interest in a 100-bed facility in Waterville, Ohio known as the Hillcrest Care Center which is leased to a third party nursing home operator, and a 49.5% interest in a 60-bed nursing home with a 24-bed assisted living center in Sequim, Washington known as the Olympic Health Care Center.

     The Partnership engaged McDonald & Company Securities, Inc. ("McDonald & Company") to render an opinion on the fairness of the financial consideration being received by the Registrant from the sale of the LCCA Homes. Based on that analysis which included a discounted cash flow analysis, a comparable public company analysis, a price per bed analysis and recent long term care transaction multiple analysis, McDonald & Company concluded that the consideration received by the Registrant was fair from a financial point of view.

     Other than the lessor/lessee relationship for the LCCA Homes between LCCA and the Registrant, there is no material relationship between LCCA and the Registrant or any of their directors, officers or affiliates.

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5. Pursuant to consents solicited by the Registrant in accordance with a proxy statement dated April 17, 1996, the limited partners of the Registrant approved a Plan of Liquidation and Dissolution as described in such Proxy Statement.

     On May 31, 1996, the Registrant received notice from Arbor Healthcare, Inc. ("Arbor") that it intends to exercise its option to purchase the 100-bed skilled nursing facility known as Hillcrest Care Center located in Waterville, Ohio for $6,803,000 less approved capital improvements made by the Lessee of $1,053,000 for a net price of $5,750,000, subject to certain prorations and adjustments. The purchase option is contained in the lease between Cumberland Healthcare, L.P. I-C and Arbor dated February 1, 1989. The Registrant owns 99% of the partnership interests of Cumberland Healthcare, L.P. I-C. The lease granted Arbor the right to purchase the facility prior to February 1, 1997 for the greater of $4,624,000 or the fair market value of the facility less approved capital improvements made to the facility by Arbor ($1,053,000), subject to certain prorations and adjustments. The Registrant has agreed with Arbor that $6,803,000 represents the fair market value of the facility. Closing will occur no later than February 1, 1997. However, the parties will attempt to effectuate the closing as soon as possible. The facility is currently leased and operated by Arbor. The lease terminates on January 1, 1999.

Item 6.   Not Applicable

Item 7.   (a) None
          (b) See Schedule 1 attached hereto for Proforma Financial
Information
          (c) Exhibit 2.01 - Plan of Liquidation and Dissolution of Cumberland Healthcare, L.P. I-A

Item 8.   Not Applicable

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CUMBERLAND HEALTHCARE, L.P. I-A
     (Registrant)

By:  Medical Investments Partners
     President
     By:  RJ Health Properties, Inc.
     Managing General Partner

     By: /s/ Fred E. Whaley, President
     Date:     June 13, 1996

                           SCHEDULE 1
                 CUMBERLAND HEALTHCARE, L.P. I-A
                 PROFORMA FINANCIAL INFORMATION
The Partnership has consummated the sale of seven of its facilities. The facilities sold are as follows: Sun City, Bel Tooren, North Walk Villa, Rimrock, Mirada Hills, La Habra and Imperial leasehold. The selling price for the facilities totals $17,900,000 and was paid as follows: (1) assumption by purchaser of loan on the Rimrock facility as of December 31, 1995 ($1,268,902), (2) a note from the purchaser for $1,000,000 and (3)
the balance in cash. The gain on this sale included in equity on the following proforma balance sheet as of December 31, 1995 is $5,883,264.

The unaudited proforma financial information which follows presents the operating statements as they would have appeared if the facilities were sold and the proceeds applied as outlined in the notes to these proforma financial statements on January 1, 1995. The unaudited proforma financial information also presents the balance sheet on December 31, 1995, as if the facilities were sold and the proceeds applied, as previously discussed.

                 CUMBERLAND HEALTHCARE L.P. I-A
               CONSOLIDATED PROFORMA BALANCE SHEET
                      AT DECEMBER 31, 1995
    AS IF THE FACILITIES WERE SOLD AND THE PROCEEDS APPLIED
                      ON DECEMBER 31, 1995
                           (UNAUDITED)

                                                       PROFORMA
                    BALANCE PER         PROFORMA       BALANCE
                    12/31/95 AUDIT     ADJUSTMENTS     12/31/95

ASSETS:
CASH AND CASH
EQUIVALENTS          1,626,628      15,231,098     (1) 1,728,402
                                    (1,929,324)    (2)
                                   (13,200,000)    (3)

RESTRICTED CASH          59,272              ---          59,272

ACCOUNTS RECEIVABLE
(NET OF ALLOWANCE OF
$73,373)                705,511              ---          705,511

NOTE RECEIVABLE          ---          1,000,000    (1)   1,000,000

DEFERRED DEBT COSTS
(NET OF ACCUM.AMORT.
OF $42,336)               71,094             ---            71,094

INTANGIBLE ASSETS
(NET OF ACCUM.AMORT.
OF $33,285)              410,513             ---           410,513

INVESTMENT PROPERTIES,
AT COST (NET OF ACCUM.
DEPR. AND AMORT. OF
$11,235,282)           19,159,419    (11,616,737)   (1)  7,542,682

CONSTRUCTIONS IN
PROGRESS                   74,324            ---            74,324

OTHER ASSETS               74,681            ---            74,681
TOTAL ASSETS           22,181,442    (10,514,963)       11,666,479

LIABILITIES AND
PARTNERS EQUITY:

LIABILITIES:
ACCOUNTS PAYABLE          990,359       (104,353)   (1)    886,006

ACCRUED PAYROLL             236,217          ---           236,217

PAYABLE TO RELATED
PARTIES                     357,453          ---           357,453

MORTGAGE NOTES
PAYABLE                   7,946,917   (1,268,902)   (1)  4,853,044
                            ---       (1,824,971)   (2)     ---

MINORITY INTEREST           675,458          ---           675,458

TOTAL LIABILITIES        10,206,404   (3,198,226)        7,008,178

PARTNERS EQUITY:

LIMITED PARTNERS
(30,000 UNITS OUTSTAND-
ING AT 12/31/95)          12,261,618   5,765,598   (1)   4,827,216
                                     (13,200,000)  (3)

GENERAL PARTNER             (286,580)    117,665   (1)    (168,915)

TOTAL PARTNERS
EQUITY                    11,975,038     (7,316,737)     4,658,301

TOTAL LIABILITIES &
PARTNERS' EQUITY          22,181,442    (10,514,963)    11,666,479

                 CUMBERLAND HEALTHCARE L.P. I-A
          CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1995
   AS IF THE FACILITIES WERE SOLD AND THE PROCEEDS APPLIED ON
                         JANUARY 1, 1994
                           (UNAUDITED)

                                                  PROFORMA
                    BALANCE PER    PROFORMA       BALANCE
                    12/31/95 AUDIT ADJUSTMENTS    12/31/95

REVENUES:

RESIDENT SERVICES
REVENUE             5,411,349           ---         5,411,349

RENTAL INCOME       3,335,178   (2,474,732)   (4)     860,446

INTEREST INCOME        62,825      100,000   (14)     162,825

TOTAL REVENUES      8,809,352   (2,374,732)         6,434,620


EXPENSES:

RESIDENT SERVICE
EXPENSES            4,734,184          ---          4,734,184

INTEREST EXPENSE      717,444      (296,044)   (5)    421,400

RENT EXPENSE          300,283      (300,283)   (6)        -

PROPERTY MANAGEMENT
FEES -
GENERAL PARTNER        41,287       (30,934)   (7)     10,353

GENERAL AND
ADMINISTRATIVE        295,637           -             295,637

DEPRECIATION AND
AMORTIZATION          709,083        (419,956)  (8)   289,127

TOTAL EXPENSES      6,797,918      (1,047,217)      5,750,701

NET OPERATING
INCOME              2,011,434      (1,327,515)        683,919

MINORITY INTEREST
IN NET INCOME/LOSS
OF COMBINED
SUBSIDIARY            (44,888)             ---        (44,888)
                    -----------------------------------------------
NET INCOME          1,966,546      (1,327,515)         639,031
                    -----------------------------------------------
ALLOCATION OF NET
INCOME/(LOSS)
LIMITED PARTNERS    1,927,215           ---             626,250
GENERAL PARTNER        39,331           ---              12,781


                    1,966,546           ---             639,031
                    -----------------------------------------------

NET INCOME PER
$1,000 LIMITED
PARTNERSHIP UNIT
OUTSTANDING             64.24                             20.88
                    -----------------------------------------------
NUMBER OF LIMITED
PARTNERSHIP UNITS
OUTSTANDING            30,000                            30,000
                    -----------------------------------------------

                 CUMBERLAND HEALTHCARE L.P. I-A
          CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1994
   AS IF THE FACILITIES WERE SOLD AND THE PROCEEDS APPLIED ON
                         JANUARY 1, 1994
                           (UNAUDITED)

                                                  PROFORMA
                    BALANCE PER    PROFORMA       BALANCE
                    12/31/94 AUDIT ADJUSTMENTS    12/31/94
                    -----------------------------------------------
                    (restated)
REVENUES:

RESIDENT SERVICES
REVENUE             4,944,871           -              4,944,871

RENTAL INCOME       3,193,360      (2,374,345)  (9)      819,015

INTEREST INCOME        37,086         1000,000 (14)      137,086
                    -----------------------------------------------
TOTAL REVENUES      8,175,317      (2,274,345)         5,900,972


EXPENSES:

RESIDENT SERVICES
EXPENSES            4,438,608           -              4,438,608

INTEREST EXPENSE      803,195        (477,683)   (10)    325,512

RENT EXPENSE          293,099        (293,099)   (11)       -

PROPERTY MANAGEMENT
FEES-
GENERAL PARTNER        39,531         (29,483)   (12)      10,048

GENERAL AND
ADMINISTRATIVE        110,412               -             110,412
DEPRECIATION AND
AMORTIZATION          949,708        (531,256)    (13)    418,452
                    -----------------------------------------------
TOTAL EXPENSES      6,634,553      (1,331,521)          5,303,032
                    -----------------------------------------------
NET OPERATING
INCOME              1,540,764        (942,824)            597,940
MINORITY INTEREST
IN NET (INCOME)/LOSS
OF COMBINED
SUBSIDIARY             72,984           -                  72,984
                    -----------------------------------------------
NET INCOME          1,613,748         (942,824)           670,924
                    -----------------------------------------------

ALLOCATION OF NET
INCOME/(LOSS)
LIMITED PARTNERS    1,581,473                             657,506
GENERAL PARTNER        32,275                              13,418
                    -----------------------------------------------
                    1,613,748                             670,924
                    -----------------------------------------------

NET INCOME PER
$1,000 LIMITED
PARTNERSHIP UNIT
OUTSTANDING              52.72                              21.92
                    -----------------------------------------------

NUMBER OF LIMITED
PARTNERSHIP UNITS
OUTSTANDING              30,000                            30,000
                    -----------------------------------------------

                 CUMBERLAND HEALTHCARE L.P. I-A
                      PROFORMA ADJUSTMENTS

(1) To record the sale of the following facilities: Bel Tooren, Mirada Hills, North Walk Villa, La Habra, Rimrock, Sun City, and Imperial leasehold. Per the terms of the contract the sales price is $17,900,000 less the balance of the debt assumed by the buyer on the Rimrock facility ($1,268,902) as of December 31, 1995) and $400,000 in closing costs associated with the sale. This adjustment removes the investment in the facilities and records the receipt of the proceeds, the assumption of the note payable and the gain on the sale.

(2) To record the repayment of the debt on the Sun City facility of $1,824,971 and the payment of the liabilities of $104,353 related to the facilities being sold.

(3) To record the estimated distribution from the sales proceeds to the limited partners in the amount of $13,200,000.

(4) To eliminate $2,474,732 in rental income for the facilities being sold for the respective period.

(5) To eliminate $296,044 in interest expense for the facilities being sold for the respective period. Interest expense for each of the facilities being sold is as follows: Bel Tooren $104, Mirada Hills $205, North Walk Villa $47, La Habra $85, Rimrock $108,678, and Sun City $186,925.

(6) To eliminate $300,283 in rent expense for the facilities being sold for the respective period.

(7) To eliminate $30,934 in property management fees paid to the general partner for the facilities being sold for the respective period.

(8) To eliminate $419,596 in depreciation and amortization expenses for the facilities being sold for the respective period. Depreciation and amortization expense for each of the facilities being sold is as follows: Bel Tooren $66,236, Mirada Hills $90,284, North Walk Villa $38,268, La Habra $50,831, Rimrock $44,942, Sun City $91,537 and Imperial leasehold $37,498.

(9) To eliminate $2,374,345 in rental income for the facilities being sold for the respective period.

(10) To eliminate $477,683 in interest expense for the facilities being sold for the respective period. Interest expense for each of
the facilities being sold is as follows:  Bel Tooren   $17,651,
Mirada Hills $34,953, North Walk Villa $10,939, La Habra $14,440, Rimrock $110,376, and Sun City $289,324.

(11) To eliminate $293,099 in rent expense for the facilities being sold for the respective period.

(12) To eliminate $29,483 in property management fees paid to the general partner for the facilities being sold for the respective period.

(13) To eliminate $531,256 in depreciation and amortization expenses for the facilities being sold for the respective period. Depreciation and amortization expense for each of the facilities being sold is as follows: Bel Tooren $86,873, Mirada Hills $119,217, North Walk Villa $48,049, La Habra $67,762, Rimrock $57,167, Sun City $120,188 and Imperial leasehold $32,000.

(14) To record the currently payable interest income on $1,000,000 purchase money note as its stated 10% current interest rate.
Management believes the amount to be fully recoverable.